UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2017

MEAD JOHNSON NUTRITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Canal Street, 25th Floor Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 466-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

A special meeting (the “special meeting”) of the stockholders of Mead Johnson Nutrition Company (“we,” “us,” “our” or the “Company”) was held at 1:00 p.m., Central Daylight Time, on May 31, 2017, to consider and vote upon (1) a proposal to adopt the Agreement and Plan of Merger, dated as of February 10, 2017 (as may be amended from time to time, the “merger agreement”), among the Company, Reckitt Benckiser Group plc, a company incorporated in England and Wales (“RB”), and Marigold Merger Sub, Inc., a Delaware corporation and wholly owned indirect subsidiary of RB (“Merger Sub”), pursuant to which RB will indirectly acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as a wholly owned indirect subsidiary of RB (the “merger”), (2) a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to establish a quorum or adopt the merger agreement (the “Adjournment Proposal”), and (3) a proposal to approve, on a non-binding, advisory basis, the payment of certain compensation and benefits to our named executive officers, which they will or may be entitled to receive from the Company (or its successor) and as a consequence of the merger (the “Merger-Related Compensation Proposal”). Subject to the satisfaction or waiver of the remaining closing conditions, the merger is expected to close at the end of the second quarter of 2017 or beginning of the third quarter of 2017.

As of April 13, 2017, the record date for the special meeting, 183,635,708 shares of our common stock were outstanding and entitled to vote. 132,916,669 shares of common stock were represented in person or by proxy at the special meeting, constituting a quorum.

The final voting results for the proposals at the special meeting, each of which is described in greater detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2017, are set forth below.

1.              Proposal to adopt the merger agreement. The proposal to adopt the merger agreement was approved by the affirmative vote of approximately 70.30% of the shares of our common stock entitled to vote at the special meeting. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
129,098,601	265,342	3,552,726	0

2.              Merger-Related Compensation Proposal. The non-binding, advisory Merger-Related Compensation Proposal was not approved. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
43,666,153	85,070,956	4,179,560	0

Because there were sufficient votes from our stockholders to adopt the merger agreement, the Adjournment Proposal was not called. No other business properly came before the special meeting.

Item 8.01.    Other Events.

The board of directors of the Company declared at its meeting on May 31, 2017 a regular quarterly dividend of $0.4125 per share of the Company’s common stock for the quarter ending June 30, 2017. The dividend will be paid on July 5, 2017 to stockholders of record at close of business on June 20, 2017. In the event that the merger is completed on or prior to June 20, 2017, RB will become the sole stockholder of the Company as of the record date and therefore no dividend will be paid.

On May 31, 2017, the Company issued a press release announcing the results of the special meeting and declaring a regular dividend on the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain statements with respect to a transaction involving the Company and RB that are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this report. These risks include, but are not limited to: (1) the possibility that a transaction will not be consummated or delays in consummating the transaction; (2) adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of a failure to complete the transaction; (3) negative effects relating to the announcement of the transaction or any further announcements relating to the transaction or the entrance into or consummation of the transaction on the market price of the Company’s common stock; (4) unanticipated difficulties or expenditures relating to the transaction; (5) legal proceedings instituted against the Company and others in connection with the transaction; (6) disruptions of current plans and operations caused by the announcement and pendency of the transaction; (7) potential difficulties in employee retention as a result of the announcement and pendency of the transaction; (8) the response of customers, distributors, suppliers and competitors to the announcement of the transaction; (9) the ability to sustain brand strength, particularly the Enfa family of brands; (10) the effect on the Company’s reputation of real or perceived quality issues; (11) the effect of regulatory restrictions related to the Company’s products; (12) the adverse effect of commodity costs; (13) increased competition from branded, private label, store and economy-branded products; (14) the effect of an economic downturn on consumers’ purchasing behavior and customers’ ability to pay for product; (15) inventory reductions by customers; (16) the adverse effect of changes in foreign currency exchange rates; (17) the effect of changes in economic, political and social conditions in the markets where we operate; (18) changing consumer preferences; (19) the possibility of changes in the Women, Infants and Children (WIC) program, or participation in WIC; (20) legislative, regulatory or judicial action that may adversely affect the Company’s ability to advertise its products, maintain product margins, or negatively impact the Company’s reputation or result in fines or penalties that decrease earnings; and (21) the ability to develop and market new, innovative products.

Where, in any forward-looking statement, the Company or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate. There can be no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our reports filed with the SEC. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company.

For additional information regarding these and other factors, see the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. All forward-looking statements included in this report are based upon information available to the Company as of the date of the report, and we assume no obligation to update or revise any such forward-looking statements except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release of Mead Johnson Nutrition Company, dated May 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mead Johnson Nutrition Company

Date: May 31, 2017	By:	/s/ Patrick M. Sheller
Patrick M. Sheller

Senior Vice President, General Counsel and Secretary